Other receivables, net (Details) - USD ($)	Dec. 31, 2023	Jun. 30, 2023
Other receivables, net
Advances to a third party	$ 511,649	$ 118,212
Receivable due from buyer of disposed entities	2,582,761	2,582,761
Total other receivables	3,094,410	2,700,973
Less: allowance for doubtful accounts	(2,582,761)	(2,582,761)
Total other receivables, net	$ 511,649	$ 118,212